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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                   FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported):  APRIL 27, 1999

                        PRECEPT BUSINESS SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                       Commission file number:  000-23735

                Texas                              75-2487353
    (State or other jurisdiction of             (I.R.S. Employer
     incorporation or organization)            Identification No.)

1909 Woodall Rodgers Freeway, Suite 500               75201
(Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code: (214) 754-6600

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ITEM 5.  OTHER EVENTS.

     On April 19, 1999, David L. Neely, Chairman and Chief Executive Officer of Precept Business Services, Inc., resigned his position as an officer and a director of Precept due to personal and health reasons. Included with this Current Report on Form 8-K is a copy of the press release issued by Precept announcing the resignation of Mr. Neely.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibts

99.1 Press release dated April 19, 1999 announcing the resignation of Mr. Neely.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly issued this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRECEPT BUSINESS SERVICES, INC.

April 27, 1999               By: /s/ William W. Solomon, Jr.
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                                 William W. Solomon, Jr.
                                 Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)



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